Partners Capital	6 Months Ended
Jun. 30, 2013
Partners' Capital (Abstract)
Partners' Capital
9.	Partners' Capital
As of June 30, 2013 and December 31, 2012 our partners' capital included the following units:

	As of June 30, 2013	As of December 31, 2012
Limited partner units	69,372,077	69,372,077
General partner units	1,415,757	1,415,757
Preferred partner units	24,655,554	15,555,554

Total partnership units	95,443,388	86,343,388

On March 15, 2013 the Partnership entered into a Class B Convertible Preferred Unit Subscription Agreement (the “Agreement”) in order to issue 9,100,000 Class B Convertible Preferred Units at a price of $8.25 per Class B Convertible Preferred Unit to a group of investors comprising of Kayne Anderson, Oaktree and its sponsor Capital Maritime and Trading Corp. (“CMTC”). The Partnership used the net proceeds of $72,535 to partially fund the acquisition of the vessel owning companies of the M/V Aristotelis and the M/V Attalos from CMTC (Note 3).

On May 23, and June 6, 2012 the Partnership entered into a Class B Convertible Preferred Unit Subscription Agreement (the “Agreement”) with various investors. According to this Agreement the Partnership issued 15,555,554 Class B Convertible Preferred Units at a price of $9.00 per Class B Convertible Preferred Unit to a group of investors including Kayne Anderson Capital Advisors L.P., Swank Capital LLC, Salient Partners, Spring Creek Capital LLC, Mason Street Advisors LLC and its sponsor CMTC. The Partnership used the net proceeds of $136,425 to pre pay part of its debt (Note 7).

The holders of the Class B Convertible Preferred Units have the right to convert all or a portion of such Class B Convertible Preferred Units at any time into Common Units at the conversion price of $9 per Class B Convertible Preferred Unit and a conversion rate of one Common Unit per one Class B Convertible Preferred Unit. The Conversion Ratio and the Conversion Price shall be adjusted upon the occurrence of certain events as described to the Agreement.

Commencing on May 23, 2015, in the event the 30-day volume-weighted average trading price (“VWAP”) and the daily VWAP of the Common Units on the National Securities Exchange on which the Common Units are listed or admitted to trading exceeds 130% of the then applicable Conversion Price for at least 20 Trading Days out of the 30 consecutive Trading Day period used to calculate the 30-day VWAP (the “Partnership Mandatory Conversion Event”) the Partnership (acting pursuant to direction and approval of the Conflicts Committee (following consultation with the full Board of Directors), shall have the right to convert the Class B Convertible Preferred Units then outstanding in whole or in part into Common Units at the then-applicable Conversion Ratio.
The holders of the outstanding Class B Convertible Preferred Units as of an applicable record date shall be entitled to receive, when, as and if authorized by the Partnership's board of directors or any duly authorized committee, out of legally available funds for such purpose, (a) first, the minimum quarterly Class B Convertible Preferred Unit Distribution Rate on each Class B Convertible Preferred Unit and (b) second, any cumulative Class B Convertible Preferred Unit Arrearage then outstanding, prior to any other distributions made in respect of any other Partnership Interests pursuant to this Agreement in cash. The minimum quarterly Class B Convertible Preferred Unit Distribution Rate shall be payable quarterly which is generally expected to be February 10, May 10, August 10 and November 10, or, if any such date is not a business day, the next succeeding business day.
No distribution on the Class B Convertible Preferred Units shall be authorized by the board of directors or declared or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration, payment or setting apart for payment shall be restricted or prohibited by law. The foregoing, distributions with respect to the Class B Convertible Preferred Units shall accumulate as of the Class B Convertible Preferred Unit distribution payment date on which they first become payable whether or not any of the foregoing restrictions in above exist, whether or not there is sufficient Available Cash for the payment thereof and whether or not such distributions are authorized. A cumulative Class B Convertible Preferred Unit arrearage shall not bear interest and holders of the Class B Convertible Preferred Units shall not be entitled to any distributions, whether payable in cash, property or Partnership Interests, in excess of the then cumulative Class B Convertible Preferred Unit arrearage plus the minimum quarterly Class B Convertible Preferred Unit distribution rate for such quarter.
 With respect to Class B Convertible Preferred Units that are converted into Common Units, the holder thereof shall not be entitled to a Class B Convertible Preferred Unit distribution and a Common Unit distribution with respect to the same period, but shall be entitled only to the distribution to be paid based upon the class of Units held as of the close of business on the record date for the distribution in respect of such period; provided , however , that the holder of a converted Class B Convertible Preferred Unit shall remain entitled to receive any accrued but unpaid distributions due with respect to such Unit on or as of the prior Class B Convertible Preferred Unit distribution payment date; and provided, further , that if the Partnership exercises the Partnership Mandatory Conversion Right to convert the Class B Convertible Preferred Units pursuant to this Agreement then the holders' rights with respect to the distribution for the Quarter in which the Partnership Mandatory Conversion Notice is received is as set forth in this Agreement.
During the six-month periods ended June 30, 2013 and 2012, the Partnership declared and paid the following distributions to its common and preferred unit holders:

	April 22,2013	January 22, 2013	April 24, 2012	January 23, 2012
Common unit-holders
Distributions per common unit declared	0.2325	0.2325	0.2325	0.2325
Common units entitled to distribution	69,372,077	69,372,077	69,372,077	69,372,077
General partner and IDR distributions	329	329	329	329
Preferred unit-holders
Distributions per preferred unit declared	0.21375	0.21375	-	-
Preferred units entitled to distribution	24,655,554	15,555,554	-	-

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